UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2013

ALKERMES PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Connaught House, 1 Burlington Road
Dublin 4, Ireland
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): + 353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 1, 2013, the shareholders of Alkermes plc (the “Company”) approved the Alkermes plc 2011 Stock Option and Incentive Plan, as amended (“2011 Plan”).  This shareholder approval served to ratify the performance measures set forth in the 2011 Plan and to increase the number of shares authorized for issuance under the 2011 Plan by 3,600,000.  A copy of the 2011 Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07                                           Submission of Matters to a Vote of Security Holders

On August 1, 2013, the Company held its Annual General Meeting of Shareholders. The final voting results for this meeting are as follows:

1.              Shareholders elected David W. Anstice as a Class II director to serve for a three-year term expiring at the Company’s Annual General Meeting of Shareholders in 2016 and until his respective successor is elected and shall qualify, with the votes cast as follows: 110,099,279 votes for; 7,954,700 votes against; 36,858 votes abstaining; 9,185,409 broker non-votes.

Shareholders elected Robert A. Breyer as a Class II director to serve for a three-year term expiring at the Company’s Annual General Meeting of Shareholders in 2016 and until his respective successor is elected and shall qualify, with the votes cast as follows: 117,833,211 votes for; 218,896 votes against; 38,730 votes abstaining; 9,185,409 broker non-votes.

Shareholders elected Wendy L. Dixon as a Class II director to serve for a three-year term expiring at the Company’s Annual General Meeting of Shareholders in 2016 and until her respective successor is elected and shall qualify, with the votes cast as follows: 116,875,932 votes for; 1,179,887 votes against; 35,020 votes abstaining; 9,185,407 broker non-votes.

2.              Shareholders approved the 2011 Plan, as amended, with the votes cast as follows: 69,633,361 votes for; 48,426,196 votes against; 31,281 votes abstaining; 9,185,408 broker non-votes.

3.              Shareholders approved the compensation paid to the Company’s named executive officers (in the form of a non-binding, advisory vote), with the votes cast as follows: 107,059,361 votes for; 10,991,867 votes against; 39,611 votes abstaining; 9,185,407 broker non-votes.

4.              Shareholders approved the resolution authorizing the 2014 Annual General Meeting of Shareholders of the Company to be held at a location outside of Ireland, with the votes cast as follows: 127,056,030 votes for; 77,300 votes against; 101,592 votes abstaining.

5.              Shareholders approved the appointment of PricewaterhouseCoopers as the independent auditors of the Company and authorized the Audit and Risk Committee of the Board of Directors to set the auditor’s remuneration, with the votes cast as follows: 127,133,220 votes for; 86,005 votes against; 57,021 votes abstaining.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
10.1	Alkermes plc 2011 Stock Option and Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC

Date: August 1, 2013	BY:	/s/ James M. Frates

James M. Frates

Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)